UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23863

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
(Exact name of registrant as specified in charter)

Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281-1048
(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.
Brookfield Public Securities Group LLC
Brookfield Place
225 Liberty Street, 35th Floor
New York, New York 10281-1048
(Name and address of agent for service)

(855) 777-8001
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

Brookfield

Brookfield Infrastructure Income Fund Inc.

2024 Semi-Annual Report

IN PROFILE

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., a Manitoba limited partnership (“BAM PIC Canada,” or the “Adviser”), provides investment advisory services to the Fund and certain public and private investment vehicles and programs that Brookfield currently manages and participates in, and may in the future manage and participate in, including co-investment vehicles, sidecar vehicles, separate accounts, region-specific vehicles, strategy-specific vehicles, sector-specific vehicles and Brookfield proprietary accounts (collectively, “Brookfield Accounts”). BAM PIC Canada is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada (“BAM ULC”). Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management” or “BAM”) holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with approximately $1 trillion of assets under management as of June 30, 2024.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://www.brookfieldoaktree.com/fund/brookfield-infrastructure-income-fund-inc), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at info@brookfieldoaktree.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to info@brookfieldoaktree.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Fund Performance	3
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statements of Changes in Net Assets	14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	20
Proxy Results	36
Dividend Reinvestment Plan	37
Joint Notice of Privacy Policy	38

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Brookfield Infrastructure Income Fund Inc. (“the Fund” or “BII”) for the period from January 1, 2024 through June 30, 2024 (“the Period”).

Overview

While geopolitical events have captured the attention of global investors, BII continues to perform well amid market uncertainty. This year over half of the world’s population will be participating in democratic elections. For many businesses, a change in government can add risk to their growth outlook. Our growth outlook is largely insulated due to the combination of a highly diversified portfolio of critical infrastructure, the deliberate selection of countries in which we invest, and a focus on investing behind three megatrends – digitalization, decarbonization and deglobalization - that have garnered broad political support to date.

Against this backdrop, the Fund posted a positive return during each month for the first half of the year, showcasing our portfolio’s ability to generate consistent performance throughout periods of market volatility. The Fund’s performance continued to benefit from the strong cash flow profiles of our assets, with 90% of revenues either regulated or contracted. Further, 75% of the Fund’s investment revenue has inflation-linked escalators. These characteristics help to provide consistency throughout different market environments.

New Investments

During the period, BII made two new investments bringing the Fund’s total number of investments to 23. Both investments were private loans to U.S. renewable power developers to support the construction of new wind and solar assets. Each project funded by these loans is underpinned by long-term contracts with investment-grade counterparties.

Renewable Power & Transition Facility | BII participated in a facility to support the growth of one of the largest renewable power companies in the U.S. The facility provides funding to construct 600 MW of new wind and solar assets, with another 1.2 GW of projects identified for additional potential funding from BII in the future. The projects are underpinned by long-term contracts (average life of 16 years) with investment-grade customers. The facility has a delayed draw feature with funding only provided once projects are fully de-risked from all development milestones. Brookfield also maintains the right of first refusal over any funding of additional projects potentially enabling the deployment of additional capital in the future.

Renewable Power & Transition Loan | BII provided a loan to support one of the largest independent power producers in the U.S. This loan is expected to support the construction of a pipeline of contracted, utility-scale (i.e., large-scale) solar projects. These projects are underpinned by long-term contracts (average life of 23 years) with investment-grade counterparties. The loan is securitized by the borrower’s assets, and it comes with prepayment protections.

We believe that the asset class, and our portfolio specifically, is structured to provide stable returns and mitigate losses. This is of particular importance when, as noted above, 26 key elections will take place around the world this year and over half the world’s population will be voting in many of the markets where we invest. For this reason, among others, we consider several key characteristics in every country in which we invest: Established rule of law, strong capital markets, respect for private and foreign capital, ability to build scalable businesses, and the desire or need for private ownership of high-quality infrastructure assets.

Even with potential changes in seats of power looming in the latter half of 2024, we believe our risk profile should remain low for three key reasons:

1.	We are a global investor, but a local operator: we maintain local presence and regional expertise with “boots on the ground” in all regions where we invest and operate, which fosters deal flow and facilitates managing our assets. We also team up with local strategic partners such as Deutsche Telekom to improve our understanding of regional dynamics and potentially lower the level of risk when investing in new countries.

2024 Semi-Annual Report	1

LETTER TO SHAREHOLDERS (continued)

2.	Not all regulatory risk is created equal: we mostly focus on investments that are at least one step removed from the end customer or ratepayer (i.e., business to business, or “B2B”). This has helped reduce the potential risk of political intervention when tariffs increase. Today, over 85% of our investments generate revenues on a B2B basis.

3.	We own high-quality businesses that are essential to the global economy: our portfolio is comprised of well-run businesses that are critical to our customers and the local economies in which they operate. These are companies that are also driving the global economy forward alongside artificial intelligence (“AI”), decarbonization and reshoring trends. To date, there has been strong broad political conviction to support these trends, and we expect that sentiment should persist regardless of the outcome of upcoming elections.

In addition to managing risk at the investment level, we think the best risk mitigant is diversification, which the Fund provides by having a large number of assets across asset type, sector and geography.

Outlook

During the first half of the year, our outlook for the global economy significantly improved, with recent market developments providing an encouraging backdrop. Equity indexes reached historic highs during the period, and G7 nations initiated monetary easing measures, which should reinvigorate large-scale mergers and acquisitions (M&A) activity. Our strong alignment with the global megatrends offers an exciting and underappreciated growth opportunity.

A decade of history investing in digital infrastructure combined with our ability to originate novel capital solutions across equity and credit, position us to be the leader in AI investing. We are in active discussions with several blue-chip technology companies that are interested in leveraging Brookfield Infrastructure's market-leading scale and expertise. The tailwinds created from AI adoption support exponential growth in global data center platforms that service the large hyperscalers, as well as renewable power, electric utilities and natural gas infrastructure that transport and provide energy to the grid in support of the heightened load requirements. We have strong conviction that these broad trends will persist, regardless of varying global economic conditions or the outcomes of numerous upcoming elections in our operational regions. This positions us for continued growth and sustained value creation for our investors.

Both public and private infrastructure deal flow has been more muted in the first half of the year, however, one of the benefits of utilizing the Brookfield platform is that we have many avenues through which to deploy capital. Market conditions have been trending positively and, as a result, we expect the remainder of 2024 and the first half of 2025 to be active for M&A activities, with the potential to present compelling investment opportunities for the Fund. Strict adherence to our financial guardrails has resulted in a strong balance sheet and liquidity position. This combined with our connectivity into global transaction activity and our ability to move expeditiously should continue to unearth attractive investment opportunities for the Fund.

We welcome your questions and comments and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldoaktree.com for more information. Thank you for your support.

Chloe Berry

President

Brookfield Infrastructure Income Fund Inc.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2024, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Quasar Distributors, LLC is the distributor of Brookfield Infrastructure Income Fund Inc.

2	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS1

As of June 30, 2024	Six Months[2]	Since Inception[2]	Inception Date
Class I Shares	3.99%	5.52%	November 1, 2023
Class S (Excluding Sales Charge of 3.50%)	3.55%	4.28%	December 1, 2023
Class S (Including Sales Charge of 3.50%)	-0.03%	0.66%	December 1, 2023
Class D (Excluding Sales Charge of 2.00%)	N/A	2.55%	March 1, 2024
Class D (Including Sales Charge of 2.00%)	N/A	0.54%	March 1, 2024
FTSE Global Core Infrastructure 50/50 Index	2.29%	15.39%	November 1, 2023

[1]	All returns shown in USD

[2]	Returns for less than one year are not annualized. FTSE Global Core infrastructure 50/50 Index references Class I's inception date.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares.

Disclosure

Past performance is no guarantee of future results.

All returns are shown in United States Dollars (“USD”).

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly into an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Consolidated Schedule of Investments contained in this report for a full listing of the Fund’s holdings.

Investing in the Fund involves a high degree of risk, including possible loss of principal invested. There can be no assurance that the Fund will achieve its investment objective.

The Fund will subject Fund stockholders to greater risks associated with private market investments with potential limited liquidity. An investment in the Fund should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

Private infrastructure investments are subject to the risks incidental to the ownership and operation of infrastructure projects, including risks associated with the general economic climate, geographic or market concentration, government regulations and fluctuations in interest rates. Since investments in infrastructure securities, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of the these investments. Such specific market conditions could include, but are not limited to, the following: (i) demand for commodities, such as natural gas or minerals; (ii) impact of alternative technologies on our business and cyber security attacks; (iii) ability to successfully identify, complete and integrate acquisitions; (iv) competition with other market participants; (v) construction or expansion or projects, environmental damage and future capital expenditures; (vi) economic regulation and adverse regulatory decisions in the countries we operate, including nationalization or the imposition of new taxes; (vii) supply chain disruptions; and (viii) adverse claims or governmental rights or governmental rights asserted against the lands used for our infrastructure assets.

2024 Semi-Annual Report	3

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance (Unaudited)

The Fund currently intends to use leverage from time to time to facilitate short-term working capital requirements and to seek to achieve its investment objectives. Leverage creates risks that may adversely affect the return for the stockholders.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2024 and subject to change based on subsequent developments.

4	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited)

June 30, 2024

	DATE				FAIR
US$ THOUSANDS	ACQUIRED[1]	FOOTNOTE	LOCATION	COST[2]	VALUE

PRIVATE INVESTMENTS - 81.0%

PRIVATE EQUITY INVESTMENTS - 70.0%

Renewable Power & Transition 31.9%
Canadian Wind Portfolio (Ontario Wind)	November 2022	3,4,5	North America	$107,793	$115,220
Colombian Renewable Power (Isagen)	December 2022	3,5,6	Latin America	102,221	101,527
North American Renewables	May 2024	4,5	North America	7,600	7,656
Nuclear Services (Westinghouse)	November 2023	3,5,6	North America	115,000	135,993
Terraform Renewable Power (TERP)	November 2022	3,5,6	Global	195,081	197,312
U.K. Renewables (OnPath)	December 2023	3,5,6	Europe	17,966	19,307
U.S. Hydro (Smoky Mountain)	March 2023	3,4,5	North America	142,417	141,954
Total Renewable Power & Transition				688,078	718,969

Utilities 19.9%
Australian Utility (AusNet Services)	November 2022	3,4,5	Asia Pacific	92,214	101,669
North American Residential Infrastructure (Enercare)	November 2022	3,4,5	North America	116,329	132,844
North American Residential Infrastructure (Homeserve)	January 2023	3,5,6	North America	90,442	99,754
U.K. Utility (SGN)	November 2022	3,4,5	Europe	51,268	56,112
U.S. Utility (FirstEnergy Transmission)	November 2022	3,5,6	North America	56,033	58,219
Total Utilities				406,286	448,598

Midstream 7.8%
Canadian Midstream (Inter Pipeline)	November 2022	3,4,5	North America	164,782	176,203
Total Midstream				164,782	176,203

Transport 6.0%
European LNG Vessels (Knutsen LNG)	March 2023	5	Europe	37,420	37,836
Global Container Network (Triton International)	April 2023	3,5,6	North America	91,276	96,964
Total Transport				128,696	134,800

Data 4.4%
European Telecom Towers (GD Towers)	February 2023	3,5,6	Europe	91,367	97,596
U.S. Semiconductor Foundry (Intel Partnership)	January 2023	3,4,5	North America	–	–
Total Data				91,367	97,596
Total PRIVATE EQUITY INVESTMENTS				1,479,209	1,576,166

PRIVATE DEBT INVESTMENTS - 11.0%
BII BID Aggregator A L.P.	December 2023	3,5,7	North America	159,286	163,630
BII BID Aggregator B L.P.	December 2023	3,5,7	North America	81,724	85,676
Total PRIVATE DEBT INVESTMENTS				241,010	249,306

Total PRIVATE INVESTMENTS				1,720,219	1,825,472

			PRINCIPAL	FAIR
US$ THOUSANDS	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 31.8%
Corporate Bonds 23.3%

Infrastructure Services 1.9%
GFL Environmental, Inc., 3.75%, 08/01/2025	8	North America	2,800	2,775
Republic Services, Inc., 2.50%, 08/15/2024		North America	14,571	14,509
Republic Services, Inc., 2.90%, 07/01/2026		North America	2,965	2,834
Waste Connections, Inc., 4.25%, 12/01/2028		North America	8,505	8,216
Waste Management, Inc., 3.15%, 11/15/2027		North America	8,705	8,217
Xylem, Inc., 1.95%, 01/30/2028		North America	6,140	5,512
Total Infrastructure Services			43,686	42,063

Oil Gas Transportation & Distribution 6.7%
Antero Midstream Partners LP, 5.75%, 03/01/2027	8	North America	2,215	2,198
Boardwalk Pipelines LP, 4.45%, 07/15/2027		North America	9,725	9,459

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	5

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2024

			PRINCIPAL	FAIR
US$ THOUSANDS	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 31.8% (continued)
Corporate Bonds 23.3% (continued)

Oil Gas Transportation & Distribution 6.7% (continued)
Buckeye Partners LP, 4.13%, 12/01/2027		North America	$3,295	$3,078
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027		North America	8,190	8,180
Cheniere Energy, Inc., 4.63%, 10/15/2028		North America	6,115	5,934
DCP Midstream Operating LP, 5.63%, 07/15/2027		North America	6,795	6,871
DT Midstream, Inc., 4.13%, 06/15/2029	8	North America	2,060	1,907
Enbridge, Inc., 3.70%, 07/15/2027		North America	9,120	8,740
Energy Transfer LP, 2.90%, 05/15/2025		North America	5,530	5,395
Energy Transfer LP, 5.55%, 02/15/2028		North America	2,600	2,621
EnLink Midstream LLC, 5.38%, 06/01/2029		North America	3,970	3,887
Enterprise Products Operating LLC, 3.70%, 02/15/2026		North America	4,010	3,907
Enterprise Products Operating LLC, 3.95%, 02/15/2027		North America	4,335	4,212
EQM Midstream Partners LP, 7.50%, 06/01/2027	8	North America	2,160	2,206
Gulfstream Natural Gas System LLC, 4.60%, 09/15/2025	8	North America	900	887
Gulfstream Natural Gas System LLC, 6.19%, 11/01/2025	8	North America	840	841
Hess Midstream Operations LP, 5.13%, 06/15/2028	8	North America	3,970	3,844
Kinder Morgan, Inc., 4.30%, 06/01/2025		North America	8,015	7,911
MPLX LP, 4.00%, 02/15/2025		North America	3,520	3,482
MPLX LP, 4.00%, 03/15/2028		North America	4,795	4,590
NuStar Logistics LP, 6.00%, 06/01/2026		North America	1,540	1,538
ONEOK, Inc., 2.75%, 09/01/2024		North America	1,820	1,809
ONEOK, Inc., 3.20%, 03/15/2025		North America	1,840	1,805
ONEOK, Inc., 4.55%, 07/15/2028		North America	4,630	4,516
Parkland Corp., 5.88%, 07/15/2027	8	North America	2,235	2,206
Plains All American Pipeline LP, 4.65%, 10/15/2025		North America	8,320	8,207
Rockies Express Pipeline LLC, 3.60%, 05/15/2025	8	North America	1,125	1,099
Sabine Pass Liquefaction LLC, 5.63%, 03/01/2025		North America	1,028	1,026
Targa Resources Partners LP, 6.88%, 01/15/2029		North America	10,825	11,101
TransCanada PipeLines Ltd., 4.88%, 01/15/2026		North America	8,280	8,211
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/2028		North America	8,830	8,468
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/2029	8	North America	2,095	1,908
Western Midstream Operating LP, 4.75%, 08/15/2028		North America	8,135	7,953
Total Oil Gas Transportation & Distribution			152,863	149,997

Telecommunications 4.4%
American Tower Corp., 3.65%, 03/15/2027		North America	4,965	4,756
American Tower Corp., 5.25%, 07/15/2028		North America	3,720	3,714
AT&T, Inc., 1.70%, 03/25/2026		North America	8,755	8,218
British Telecommunications plc, 5.13%, 12/04/2028		Europe	6,640	6,622
CCO Holdings LLC, 6.38%, 09/01/2029	8	North America	1,985	1,887
Charter Communications Operating LLC, 4.91%, 07/23/2025		North America	2,094	2,074
Cogent Communications Group LLC, 3.50%, 05/01/2026	8	North America	1,800	1,723
Comcast Corp., 2.35%, 01/15/2027		North America	9,115	8,535
Cox Communications, Inc., 3.50%, 08/15/2027	8	North America	2,895	2,737
Crown Castle, Inc., 4.45%, 02/15/2026		North America	6,755	6,637
Crown Castle, Inc., 5.00%, 01/11/2028		North America	1,424	1,407
Digital Realty Trust LP, 3.70%, 08/15/2027		North America	4,060	3,876
Equinix, Inc., 1.80%, 07/15/2027		North America	1,610	1,455
Equinix, Inc., 2.63%, 11/18/2024		North America	4,696	4,641
Rogers Communications, Inc., 3.20%, 03/15/2027		North America	8,070	7,660
SBA Communications Corp., 3.88%, 02/15/2027		North America	3,340	3,183
Sprint Capital Corp., 6.88%, 11/15/2028		North America	2,790	2,958
Sunrise FinCo I BV, 4.88%, 07/15/2031	8	Europe	895	813
TELUS Corp., 3.70%, 09/15/2027		North America	3,365	3,216
T-Mobile USA, Inc., 3.50%, 04/15/2025		North America	7,200	7,079

See Notes to Consolidated Financial Statements.

6	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2024

			PRINCIPAL	FAIR
US$ THOUSANDS	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 31.8% (continued)
Corporate Bonds 23.3% (continued)

Telecommunications 4.4% (continued)
Verizon Communications, Inc., 2.63%, 08/15/2026		North America	$8,805	$8,350
Virgin Media Secured Finance plc, 5.50%, 05/15/2029	8	Europe	1,175	1,074
Vodafone Group plc, 4.38%, 05/30/2028		Europe	7,500	7,346
Total Telecommunications			103,654	99,961

Transportation 1.4%
Canadian National Railway Co., 2.75%, 03/01/2026		North America	4,525	4,358
Canadian Pacific Railway Co., 1.35%, 12/02/2024		North America	885	869
Canadian Pacific Railway Co., 1.75%, 12/02/2026		North America	4,865	4,488
Canadian Pacific Railway Co., 2.90%, 02/01/2025		North America	2,920	2,872
CSX Corp., 2.60%, 11/01/2026		North America	8,675	8,199
Norfolk Southern Corp., 2.90%, 06/15/2026		North America	4,750	4,537
Union Pacific Corp., 4.75%, 02/21/2026		North America	7,610	7,555
Total Transportation			34,230	32,878

Utility 8.9%
AEP Texas, Inc., 3.85%, 10/01/2025	8	North America	6,964	6,796
AES Corp. (The), 3.30%, 07/15/2025	8	North America	6,025	5,874
Ameren Corp., 1.75%, 03/15/2028		North America	5,920	5,227
Ameren Corp., 2.50%, 09/15/2024		North America	5,022	4,985
Atlantica Sustainable Infrastructure plc, 4.13%, 06/15/2028	8	Europe	1,590	1,556
Black Hills Corp., 5.95%, 03/15/2028		North America	3,855	3,946
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028		North America	7,165	7,193
Clearway Energy Operating LLC, 4.75%, 03/15/2028	8	North America	2,365	2,259
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/2024		North America	6,491	6,486
CMS Energy Corp., 3.45%, 08/15/2027		North America	5,735	5,460
Consolidated Edison Co. of New York, Inc., 4.00%, 12/01/2028		North America	8,570	8,255
Constellation Energy Generation LLC, 3.25%, 06/01/2025		North America	4,010	3,921
Dominion Energy, Inc., 2.85%, 08/15/2026		North America	4,815	4,574
Dominion Energy, Inc., 3.07%, 08/15/2024		North America	1,350	1,345
DTE Energy Co., 1.05%, 06/01/2025		North America	8,605	8,251
Duke Energy Corp., 2.65%, 09/01/2026		North America	8,515	8,049
Edison International, 3.55%, 11/15/2024		North America	10,260	10,164
Edison International, 4.95%, 04/15/2025		North America	1,940	1,926
Entergy Corp., 0.90%, 09/15/2025		North America	6,185	5,852
Evergy Kansas Central, Inc., 2.55%, 07/01/2026		North America	3,590	3,413
Evergy, Inc., 2.45%, 09/15/2024		North America	3,958	3,930
Eversource Energy, 2.90%, 10/01/2024		North America	6,728	6,678
Eversource Energy, 5.45%, 03/01/2028		North America	2,400	2,408
Exelon Corp., 3.40%, 04/15/2026		North America	8,340	8,069
FirstEnergy Corp., 4.15%, 07/15/2027		North America	3,380	3,243
Fortis, Inc., 3.06%, 10/04/2026		North America	5,975	5,669
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/2028		North America	4,190	3,707
NextEra Energy Capital Holdings, Inc., 4.26%, 09/01/2024		North America	1,000	997
NiSource, Inc., 3.49%, 05/15/2027		North America	5,735	5,472
NRG Energy, Inc., 6.63%, 01/15/2027		North America	1,525	1,522
Pacific Gas and Electric Co., 3.15%, 01/01/2026		North America	4,025	3,876
PPL Capital Funding, Inc., 3.10%, 05/15/2026		North America	8,190	7,859
Public Service Electric and Gas Co., 3.00%, 05/15/2027		North America	7,820	7,424
Sempra, 3.30%, 04/01/2025		North America	2,475	2,431
Sempra Infrastructure Partners LP, 3.25%, 01/15/2032	8	North America	1,655	1,366
Southern Co. (The), 4.48%, 08/01/2024		North America	11,576	11,559
Virginia Electric and Power Co., 3.50%, 03/15/2027		North America	4,200	4,031
Vistra Operations Co. LLC, 5.13%, 05/13/2025	8	North America	2,370	2,356

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	7

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2024

			PRINCIPAL	FAIR
US$ THOUSANDS	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 31.8% (continued)
Corporate Bonds 23.3% (continued)

Utility 8.9% (continued)
WEC Energy Group, Inc., 4.75%, 01/15/2028		North America	$6,930	$6,864
Xcel Energy, Inc., 3.30%, 06/01/2025		North America	5,605	5,480
Total Utility			207,049	200,473
Total Corporate Bonds (Cost $524,886)				525,372

Short-Term Investments - 8.5%
U.S. Treasury Securities - 7.7%
U.S. Treasury Bills, 5.29%, 07/23/2024	9	North America	172,500	171,948

			SHARES	FAIR VALUE
Money Market Funds - 0.8%
Fidelity Institutional Money Market Treasury Portfolio, Institutional Class, 5.20%	10	North America	9,214	9,214
Invesco Government & Agency Portfolio, Institutional Class, 5.25%	10	North America	9,214	9,214
Total Money Market Funds				18,428
Total Short-Term Investments (Cost $190,372)				190,376
Total PUBLIC SECURITIES 31.8%				715,748
Total Investments (Cost $2,435,477) - 112.8%				2,541,220
Liabilities in Excess of Other Assets - (12.8)%				(289,486)
TOTAL NET ASSETS - 100.0%				$2,251,734

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

1	Reflects the date at which the Predecessor Fund initially acquired the investment, where applicable. Certain investments held by the Predecessor Fund were purchased from affiliates.

2	Cost initially reflects the market value as of the date of Reorganization, where applicable, and is adjusted for subsequent purchases and sales activity.

3	Affiliated security (refer to Note 11, Investments in Affiliated Issuers, for further details).

4	Held through wholly-owned subsidiaries (refer to Note 2, Significant Accounting Policies, for further details).

5	These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. As of June 30, 2024, the total value of all such securities was $1,825,472,000 or 81.0% of net assets.

6	Indirectly held through an affiliated unconsolidated special purpose vehicle.

7	The Fund’s investments in BII BID Aggregator A L.P. (“Aggregator A”) and BII BID Aggregator B L.P. (“Aggregator B”) represent equity interests in entities that provide debt loans to infrastructure borrowers, either by committing and funding these loans entirely with their own capital, or alongside affiliates. Brookfield Infrastructure Debt Fund III, LP, an affiliate of the Fund, is also an investor in Aggregator A and Aggregator B (i.e. a co-investor). Aggregator A and Aggregator B do not charge management fees and redemption provisions are limited to the liquidity of their investments, which may be limited. The infrastructure debt loans are made across multiple sectors, including transport, data and renewable power & transition.

The Fund may use certain derivative instruments, in order to hedge its currency or interest rate risk, in accordance with its investment program.

Aggregator A:

Aggregator A has made loan commitments of $219 million of which $155 million was funded as of June 30, 2024. The coupons for these loans are fixed and, as of June 30, 2024, range from 8% to 9%. The maturities range from April 2027 to March 2031.

Aggregator B:

Aggregator B has made loan commitments of $93 million, all of which were fully funded as of June 30, 2024. The coupons for these loans are comprised of fixed and variable rates and, as of June 30, 2024, range from 9% to 12% (on a swapped to fixed basis). The maturities range from August 2027 to April 2028.

8	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2024, the total value of such security was $48,312,000 or 2.1% of net assets.

9	The rate shown represents current yield to maturity.

10	The rate shown represents the seven-day yield as of June 30, 2024.

See Notes to Consolidated Financial Statements.

8	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2024

Interest Rate Swap Contracts

At June 30, 2024, the Fund had the following interest rate swap contracts outstanding:

				Notional
				Amount			Upfront	Unrealized
	Payment	Counter-	Maturity	(Local			Payments	Gain/(Loss)
Description	Frequency	party	Date	Currency)	Currency	Value	(Receipts)	(USD)
US$ THOUSANDS
OTC Interest Swap Contracts
Receive 4.236%, Pay 3-month BBSY	Annual	Macquarie	4/17/26	24,000,000	AUD	$1,293	$—	$(42)
Receive 4.921%, Pay 1-day SONIA	Annual	Macquarie	4/17/26	17,316,472	GBP	2,051	—	142
Total Interest Rate Swap Contracts						$3,344	$—	$100

Foreign currency forward contracts

At June 30, 2024, the Fund had the following forward exchange contracts outstanding:

						Value /
	Currency to be		Currency to be			Unrealized
Settlement Date	received		delivered		Counterparty	Gain/(Loss)
US$ THOUSANDS
01/07/25	31,264,000	COP	7,289	USD	Macquarie Group	$44
02/28/25	28,977	USD	26,000	EUR	Mizuho Financial Group	766
06/06/25	2,283	USD	2,000	EUR	Mizuho Financial Group	100
06/06/25	56,593	USD	51,500	EUR	Mizuho Financial Group	483
08/29/25	29,040	USD	26,000	EUR	Mizuho Financial Group	580
09/15/25	9,458	USD	12,800	CAD	Mizuho Financial Group	10
09/15/25	2,653	USD	2,400	EUR	Mizuho Financial Group	26
02/02/26	3,812	USD	5,100	CAD	Mizuho Financial Group	35
02/02/26	4,316	USD	3,400	GBP	Mizuho Financial Group	4
02/27/26	31,006	USD	27,700	EUR	Mizuho Financial Group	443
03/31/26	102,569	USD	137,405	CAD	Mizuho Financial Group	692
03/31/26	1,229	USD	1,100	EUR	Mizuho Financial Group	14
04/30/26	6,921	USD	6,248	EUR	Mizuho Financial Group	16
09/30/26	4,817	USD	4,300	EUR	Mizuho Financial Group	32
06/15/27	1,737	USD	2,600	AUD	Mizuho Financial Group	2
06/15/27	1,689	USD	1,500	EUR	Mizuho Financial Group	3
06/15/27	1,918	USD	1,500	GBP	Mizuho Financial Group	11
Total unrealized gain						3,261

07/22/24	639	USD	994	AUD	Goldman Sachs & Co.	(24)
07/22/24	422	USD	659	AUD	Goldman Sachs & Co.	(18)
07/22/24	615	USD	505	GBP	Goldman Sachs & Co.	(23)
07/22/24	669	USD	538	GBP	Goldman Sachs & Co.	(11)
10/03/24	124,187	USD	170,000	CAD	Macquarie Group	(349)
10/04/24	42,182	USD	38,669	GBP	Mizuho Financial Group	(6,653)
10/08/24	63,446	USD	98,756	AUD	Mizuho Financial Group	(2,543)

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	9

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2024

						Value /
Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss)
US$ THOUSANDS
10/22/24	427	USD	666	AUD	Goldman Sachs & Co.	$(18)
10/22/24	621	USD	510	GBP	Goldman Sachs & Co.	(24)
01/07/25	14,505,000	COP	3,531	USD	Macquarie Group	(124)
01/07/25	43	USD	249,000	COP	Macquarie Group	(15)
01/07/25	25,196	USD	144,524,000	COP	Macquarie Group	(8,477)
01/07/25	24,663	USD	140,825,000	COP	Macquarie Group	(8,151)
01/07/25	24,655	USD	141,275,000	COP	Macquarie Group	(8,261)
01/22/25	427	USD	666	AUD	Goldman Sachs & Co.	(18)
01/22/25	621	USD	510	GBP	Goldman Sachs & Co.	(24)
02/28/25	1,582	EUR	1,779	USD	Mizuho Financial Group	(62)
04/03/25	126,685	USD	173,525	CAD	Macquarie Group	(938)
04/24/25	418	USD	651	AUD	Goldman Sachs & Co.	(18)
04/24/25	607	USD	499	GBP	Goldman Sachs & Co.	(24)
06/06/25	2,235	USD	11,326,000	COP	Macquarie Group	(351)
06/06/25	38,500	EUR	44,086	USD	Mizuho Financial Group	(2,058)
06/06/25	2,855	USD	4,300	AUD	Mizuho Financial Group	(26)
06/06/25	2,220	USD	1,800	GBP	Mizuho Financial Group	(58)
06/12/25	360	GBP	459	USD	Mizuho Financial Group	(2)
06/12/25	180	GBP	229	USD	Mizuho Financial Group	(1)
06/12/25	2,153	USD	1,710	GBP	Mizuho Financial Group	(13)
07/22/25	423	USD	659	AUD	Goldman Sachs & Co.	(18)
07/22/25	613	USD	505	GBP	Goldman Sachs & Co.	(25)
09/15/25	1,493	USD	2,300	AUD	Mizuho Financial Group	(46)
09/15/25	1,364	USD	1,100	GBP	Mizuho Financial Group	(29)
09/22/25	3,085	USD	13,808,000	COP	Macquarie Group	(40)
10/22/25	427	USD	666	AUD	Goldman Sachs & Co.	(18)
10/22/25	619	USD	510	GBP	Goldman Sachs & Co.	(26)
12/15/25	5,074	USD	6,900	CAD	Mizuho Financial Group	(25)
01/22/26	427	USD	666	AUD	Goldman Sachs & Co.	(18)
01/22/26	619	USD	510	GBP	Goldman Sachs & Co.	(26)
03/31/26	3,112	USD	4,200	CAD	Mizuho Financial Group	– *
04/17/26	15,346	USD	24,000	AUD	Goldman Sachs & Co.	(674)
04/17/26	394	USD	615	AUD	Goldman Sachs & Co.	(17)
04/17/26	20,956	USD	17,316	GBP	Goldman Sachs & Co.	(926)
04/17/26	571	USD	471	GBP	Goldman Sachs & Co.	(24)
06/30/26	4,454	USD	6,700	AUD	Mizuho Financial Group	(28)
06/30/26	10,553	USD	14,300	CAD	Mizuho Financial Group	(55)
12/08/26	16,200	USD	12,945	GBP	Mizuho Financial Group	(211)
12/21/26	25,111	USD	37,690	AUD	Mizuho Financial Group	(74)
06/07/27	5,799	USD	7,786	CAD	Mizuho Financial Group	(16)
Total unrealized loss						(40,580)
Net unrealized loss						$(37,319)

*	Amounts round to less than $1,000.

See Notes to Consolidated Financial Statements.

10	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (Unaudited) (continued)

June 30, 2024

Abbreviations

AUD	— Australian Dollar

CAD	— Canadian Dollar

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

USD	— U.S. Dollar

BBSY	— Bank Bill Swap Rate

SONIA	— Sterling Over Night Indexed Average

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	11

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Assets and Liabilities (Unaudited)

		As of
US$ THOUSANDS (except per share amounts)	Note	June 30, 2024
Assets:
Investments in unaffiliated securities, at fair value (cost: $760,278)	3	$761,240
Investments in affiliated securities, at fair value (cost: $1,675,199)	3	1,779,980
Total investments, at fair value (cost: $2,435,477)		2,541,220
Cash		645
Distributions and interest receivable		8,748
Foreign currency forward contracts	2,3	3,261
Interest rate swap contracts	2,3	142
Deferred financing costs	9	504
Deferred offering costs		136
Due from Adviser	7	14,260
Other assets		1,999
Total assets		2,570,915
Liabilities:
Foreign currency forward contracts	2,3	40,580
Interest rate swap contracts	2,3	42
Management fees payable	7	2,542
Incentive fees payable	7	2,571
Organizational costs payable		9,264
Distributions payable	6	8,520
Repurchases payable	5	237,793
Accounts payable and other liabilities		1,763
Current taxes payable	10	1,910
Deferred taxes payable	10	14,196
Total liabilities		319,181
Commitments and contingencies	7,12
Net Assets		$2,251,734

Composition of Net Assets:
Paid-in capital		$2,187,528
Distributable earnings		64,206
Net Assets		$2,251,734

Net Assets
Class I Shares — Net Assets		$1,863,171
Shares outstanding		181,722
Net asset value per share		$10.25

Class S Shares — Net Assets		$386,642
Shares outstanding		37,821
Net asset value per share		$10.22
Offering price per share based on a maximum sales charge of 3.50%		$10.59

Class D Shares — Net Assets		$1,921
Shares outstanding		190
Net asset value per share		$10.12
Offering price per share based on a maximum sales charge of 2.00%		$10.33

See Notes to Consolidated Financial Statements.

12	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Operations (Unaudited)

		For the Six
		Months Ended
US$ THOUSANDS	Note	June 30, 2024
Investment income:
Dividend and distribution income from affiliated investments (net of foreign withholding tax of $57)	11	$43,530
Dividend and distribution income from unaffiliated investments		1,693
Interest and other income from unaffiliated investments		11,766
Less return of capital distributions	11	(13,000)
Total investment income		43,989
Expenses:
Management fees	7	13,171
Incentive fees	7	2,571
Distribution and shareholder servicing fees	4	835
Other operating expenses		744
Audit and tax services		373
Legal fees		358
Administration fees	7	316
Transfer agent fees		240
Offering costs		203
Directors' fees		174
Total operating expenses		18,985
Interest expense and other financing costs	7,9	2,077
Total operating expenses and financing costs		21,062
Expenses recouped by the Adviser	7	2,833
Total expenses		23,895
Net investment income (before taxes)		20,094
Current tax expense	10	1,344
Net investment income		18,750

Net realized gain (loss) on:
Investments in unaffiliated investments		75
Foreign currency transactions		943
Foreign currency forward contracts	2,3	(1,058)
Net realized loss		(40)
Net change in unrealized gain (loss) on:
Investments in affiliated investments	3,11	48,743
Investments in unaffiliated investments	3	(833)
Foreign currency forward contracts	2,3	21,442
Interest rate swap contracts	2,3	(529)
Deferred taxes recouped by the Adviser		(1,195)
Change in deferred taxes on unrealized gain	10	(4,158)
Net change in unrealized gain		63,470
Net realized and unrealized gain		63,430
Net increase in net assets resulting from operations		$82,180

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	13

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statements of Changes in Net Assets

			For the Period
			November 1,
		For the Six	2023[1]
		Months Ended	through
		June 30, 2024	December 31,
US$ THOUSANDS	Note	(Unaudited)	2023
Increase in Net Assets Resulting from Operations:
Net investment income		$18,750	$6,184
Net realized (loss) gain		(40)	129
Net change in unrealized gain		63,470	16,536
Net increase in net assets resulting from operations		82,180	22,849
Distributions to shareholders:	6
From distributable earnings
Class I shares		(40,760)	(9,360)
Class S shares		(3,360)	(11)
Class D shares		(14)	—
From return of capital
Class I shares		—	(2,807)
Class S shares		—	(10)
Class D shares		—	—
Total distributions paid		(44,134)	(12,188)
Capital share transactions:	4
Subscriptions		894,372	35,481
Reinvestment of distributions		16,288	1,976
Repurchases	5	(293,728)	—
Shares issued due to Reorganization		—	1,548,638
Net increase in capital share transactions		616,932	1,586,095
Total increase in net assets		654,978	1,596,756
Net Assets:
Beginning of period		1,596,756	—
End of period		$2,251,734	$1,596,756

1	Commencement of operations

See Notes to Consolidated Financial Statements.

14	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Statement of Cash Flows (Unaudited)

US$ THOUSANDS	For the Six Months Ended June 30, 2024 (Unaudited)
Operating activities :
Net increase in net assets resulting from operations	$82,180
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(446,473)
Proceeds from disposition of long-term portfolio investments	162,088
Net purchases and sales of short-term portfolio investments	(140,577)
Net accretion of discount on investments and other adjustments to cost	(3,985)
Return of capital distributions from portfolio investments	13,000
Increase in distributions and interest receivable	(1,335)
Decrease in deferred financing costs	314
Decrease in deferred offering costs	203
Decrease in due from adviser	2,983
Decrease in other assets	11
Decrease in interest payable	(1,693)
Increase in management fees payable	638
Decrease in incentive fees payable	(1,249)
Decrease in organizational costs payable	(2,061)
Decrease in due to custodian	(4,908)
Decrease in accounts payable and other liabilities	(580)
Increase in current taxes payable	714
Increase in deferred taxes payable	4,158
Net change in unrealized gain on investments	(47,910)
Net change in unrealized gain on foreign currency forward contracts	(21,442)
Net change in unrealized loss on interest rate swap contracts	529
Cash flows used in operating activities	(405,395)

Financing activities :
Repayment of loan payable	(149,000)
Proceeds from credit facility	4,000
Repayment of credit facility	(101,902)
Repayment of reverse repurchase agreements	(84,537)
Cash provided from subscriptions	818,677
Repurchase of shares	(55,935)
Distributions paid to shareholders, net of reinvestments	(25,263)
Cash flows from financing activities	406,040

Effect of exchange rate changes on cash	—
Net increase to cash	645
Cash, beginning of period	—
Cash, end of period	$645

Supplemental Disclosure of Cash Flow Information:

Interest payments on the loan, credit facility and reverse repurchase agreements for the six months ended June 30, 2024 totaled $3,243,000.

Non-cash financing activities consist of distributions reinvested through our Dividend Reinvestment Plan of $16,288,000 for the six months ended June 30, 2024.

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	15

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Financial Highlights

Class I	For the Six Months Ended June 30, 2024 (Unaudited)	For the Period November 1, 2023[1] through December 31, 2023
Per Share Operating Performance:
Net asset value, beginning of period	$10.07	$10.00
Income from Investment Operations:
Net investment income[2]	0.08	0.04
Net realized and unrealized gain[2]	0.32	0.11
Total from investment operations[2]	0.40	0.15
Distributions to Shareholders:
From distributable earnings	(0.22)	(0.06)
From return of capital	—	(0.02)
Total distributions to shareholders[3]	(0.22)	(0.08)
Net asset value, end of period	$10.25	$10.07
Total Investment Return[4],[5]	3.99%	1.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,863,171	$1,589,722
Ratio of Expenses to Average Net Assets:
Management fee expense[6]	1.25%	1.25%
Incentive fee expense[6]	0.24%	0.41%
Operating expenses[6]	0.21%	0.26%
Distribution and shareholder servicing fees[6]	—	—
Total expenses before interest, current tax and organizational and offering expenses[6]	1.70%	1.92%
Organizational and offering expenses[5]	0.01%	0.72%
Interest expense	0.21%[6]	0.16%[5]
Current tax expense	0.11%[6]	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.03%	2.86%
Expenses recouped (reimbursed) by the Adviser	0.28%[6]	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.31%	2.18%
Ratio of Net Investment Income to Average Net Assets:
Net investment income[6]	1.56%	3.67%
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense[6]	2.15%	3.21%
Portfolio turnover rate[5,7]	7.74%	0.03%

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

16	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Financial Highlights (continued)

Class S	For the Six Months Ended June 30, 2024 (Unaudited)	For the Period December 1, 2023[1] through December 31, 2023
Per Share Operating Performance:
Net asset value, beginning of period	$10.04	$10.00
Income from Investment Operations:
Net investment income[2]	0.20	0.05
Net realized and unrealized gain[2]	0.15	0.02
Total from investment operations[2]	0.35	0.07
Distributions to Shareholders:
From distributable earnings	(0.17)	(0.02)
From return of capital	—	(0.01)
Total distributions to shareholders[3]	(0.17)	(0.03)
Net asset value, end of period	$10.22	$10.04
Total Investment Return[4],[5]	3.55%	0.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$386,642	$7,034
Ratio of Expenses to Average Net Assets:
Management fee expense[6]	1.25%	1.25%
Incentive fee expense[6]	0.26%	0.41%
Operating expenses[6]	0.25%	0.26%
Distribution and shareholder servicing fees[6]	0.85%	0.85%
Total expenses before interest, current tax and organizational and offering expenses[6]	2.61%	2.77%
Organizational and offering expenses[5]	0.01%	0.72%
Interest expense	0.10%[6]	0.16%[5]
Current tax expense	0.34%[6]	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	3.06%	3.71%
Expenses recouped (reimbursed) by the Adviser	0.19%[6]	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	3.25%	3.03%
Ratio of Net Investment Income to Average Net Assets:
Net investment income[6]	3.90%	2.82%
Net investment income, excluding the effect of recoupment /reimbursement, interest expense and current tax expense[6]	4.52%	2.36%
Portfolio turnover rate[5]'[7]	7.74%	0.03%

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	17

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Financial Highlights (continued)

Class D	For the Period March 1, 2024[1] through June 30, 2024 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[2]	0.22
Net realized and unrealized gain[2]	0.03
Total from investment operations[2]	0.25
Distributions to Shareholders:
From distributable earnings	(0.13)
Total distributions to shareholders[3]	(0.13)
Net asset value, end of period	$10.12
Total Investment Return[4],[5]	2.55%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,921
Ratio of Expenses to Average Net Assets:
Management fee expense[6]	1.25%
Incentive fee expense[6]	0.27%
Operating expenses[6]	0.19%
Distribution and shareholder servicing fees[6]	0.25%
Total expenses before interest, current tax and organizational and offering expenses[6]	1.96%
Organizational and offering expenses[5]	0.01%
Interest expense[6]	0.06%
Current tax expense[6]	0.46%
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.49%
Expenses recouped (reimbursed) by the Adviser	0.16%
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.65%
Ratio of Net Investment Income to Average Net Assets:
Net investment income[6]	6.57%
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense[6]	7.25%
Portfolio turnover rate[5,7]	7.74%

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

18	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Consolidated Financial Highlights (continued)

The following table sets forth information regarding the Fund’s outstanding senior securities as at June 30, 2024.

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit[1]	Involuntary Liquidating Preference Per Unit	Average Market Value per Unit (Exclude Bank Loans)	Type of Senior Security[2]
June 30, 2024	$–	$–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2023	356,439,000	5,480	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement

1

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

2	“Senior security" means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

See Notes to Consolidated Financial Statements.

2024 Semi-Annual Report	19

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited)

June 30, 2024

1. ORGANIZATION & INVESTMENT OBJECTIVES

Brookfield Infrastructure Income Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund continuously offers its shares of common stock, as well as periodic liquidity to investors. The Fund's Class I Shares, Class S Shares and Class D Shares commenced operations on November 1, 2023, December 1, 2023 and March 1, 2024, respectively.

The Fund currently offers shares of four classes of common stock on a continuous basis: Class I Common Shares (“Class I Shares”), Class D Common Shares (“Class D Shares”), Class S Common Shares (“Class S Shares”), and Class T Common Shares (“Class T Shares” and, together with the Class I Shares, the Class D Shares, and the Class S Shares, the “Shares”). The Fund was granted exemptive relief (the “Multi-Class Exemptive Relief”) by the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC (“BAM ULC”). Brookfield Public Securities Group LLC (the “Administrator”), an indirect-wholly-owned subsidiary of BAM ULC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. Brookfield Corporation (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management”) holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager.

The Fund’s investment objective is to maximize total returns through growth of capital and current income. There can be no assurance that the Fund will achieve its investment objective.

BII launched on November 1, 2023, as a regulated investment company, structured as a "tender offer fund." At the time of launch, a predecessor fund based in Luxembourg, Brookfield Infrastructure Income Fund SCSp (the "Predecessor Fund"), was reorganized into the Fund (the "Reorganization") and as a result, the Fund adopted all of the assets and liabilities of the Predecessor Fund, including its portfolio of private infrastructure investments. The Fund maintains an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Further, the Reorganization did not result in (1) a material change in the Predecessor Fund’s investment portfolio due to investment restrictions; or (2) a change in accounting policies. Additionally, the investment advisers and portfolio managers did not change as a result of the Reorganization. The net asset value of the Fund’s shares as of close of business on October 31, 2023, after the Reorganization, was $10.00 for Class I Shares and the Fund received in-kind capital contributions of net assets valued at $1,548,638,000 in exchange for 154,864,000 Class I Shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

20     Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reporting entity and principles of consolidation

The entities listed below are wholly-owned subsidiaries (each a “Subsidiary”, or together “Subsidiaries”) of the Fund. The financial results of these Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. The accompanying consolidated financial statements include the accounts of the Subsidiaries. All intercompany accounts and transactions have been eliminated on consolidation.

Subsidiaries

Enercare BII ULC, an Alberta corporation formed on September 23, 2022.

IPL BII ULC, an Alberta corporation formed on September 23, 2022.

Ontario Wind BII ULC, an Alberta corporation formed on September 23, 2022.

Intermediate Holdings US LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 30, 2022.

BII Foundry Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on December 22, 2022.

BII Smoky Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on February 16, 2023.

BII Finco (Cayman) 2 LP formed as an Exempted Limited Partnership registered in the Cayman Islands on October 10, 2023.

BII Finco GP LLC, formed in Delaware on October 10, 2023 and is the sole general partner of BII Finco (Cayman) 2 LP.

BII Preferred US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on May 16, 2024.

Cash

Cash represents funds held in bank accounts with reputable international financial institutions. To the extent that such deposits exceed federally insured limits, the excess over such limits will be uninsured.

Valuation of investments

The Board of Directors (the "Board") has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

The Fund values its private investments on at least a monthly basis. The Fund carries its private investments at their estimated fair value as determined by the Adviser. A number of valuation methodologies are considered in arriving at the fair value of unquoted investments, including internal or external valuation models, which may include discounted cash flow analysis. The most appropriate methodology to determine fair value is chosen on an investment by investment basis. Any control, size, liquidity or other discounts or premiums on the investment are considered by the Adviser in their determination of fair value. During the initial period after an investment has been made, cost may represent the most reasonable estimate of fair value. Intra-quarter month-end values will reflect the latest quarterly valuation, as adjusted based on the total return that the investment is expected to generate, the impact of foreign exchange rates, and any adjustments the Adviser deems appropriate.

2024 Semi-Annual Report     21

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the relevant exchange closes early, then the equity security will be valued at the last traded price before the relevant exchange close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The fair value of financial instruments that are traded in active markets at each reporting date is determined by reference to quoted market prices or dealer price quotation, without any deduction for transaction costs. For financial instruments not traded in an active market, the fair value is determined using appropriate valuation techniques. Such techniques may include using recent arm’s length market transactions, reference to the current fair value or another instrument that is substantially the same, a discounted cash flow analysis, or other valuation models.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser following the procedures adopted by the Adviser under the supervision of the Board.

The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser uses in determining fair value. Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

22     Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized gain or loss recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser reviews and affirms the reasonableness of the valuations based on such methodologies on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Foreign Currency Transactions

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Investment Transactions and Investment Income

Public portfolio company investments are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Income from distributions is limited to the amount of earnings and profits, generated by each portfolio company. Distributions from these portfolio companies in excess of earnings and profits are recorded as a return of capital. Interest income is recorded on the accrual basis, if applicable.

Expenses

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

2024 Semi-Annual Report     23

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Fund is a regulated investment company that benefits from flow-through tax treatment as it expects to distribute substantially all of its taxable income to its shareholders. However, income taxes are recognized for the amount of taxes payable by the Fund’s corporate subsidiaries and for the impact of deferred tax assets and liabilities related to such subsidiaries.

Current income taxes: Current income tax assets and liabilities are measured at the amount expected to be paid to tax authorities, net of recoveries based on the tax rates and laws enacted at the reporting date.

Deferred income taxes: Deferred income tax liabilities are provided for using the liability method on temporary differences between the tax bases used in the computation of taxable income and carrying amounts of assets and liabilities in the consolidated financial statements. Deferred income tax assets are recognized for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that deductions, tax credits and tax losses can be utilized. The carrying amount of deferred income tax assets are reviewed at each reporting date and reduced to the extent it is no longer probable that the income tax asset will be recovered.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates and tax laws that have been enacted by the end of the reporting period. The measurement of deferred income tax liabilities and assets reflect the tax consequences that would follow from the manner in which the Fund expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority within a single taxable entity or the Fund intends to settle its current tax assets and liabilities on a net basis in the case where there exist different taxable entities in the same taxation authority and when there is a legally enforceable right to set off current tax assets against current tax liabilities.

Organizational Expenses and Offering Costs

Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Offering costs from the initial launch of the Fund were deferred and will be amortized over the first twelve months after the commencement of operations in accordance with FASB ASC 946-20-25-5 and ASC 946-20-35-5, respectively. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund’s initial Registration Statement on Form N-2. Organizational costs were reimbursed by the Adviser, subject to potential recoupment as described in Note 7.

New Accounting Pronouncements

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. The Fund's financial statements are not materially impacted by this update.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures. ASU 2023-09 requires disclosure of disaggregated income taxes paid in both U.S. and foreign jurisdictions, prescribes standard categories for the components of the effective tax rate reconciliation and modifies other income tax-related disclosures. ASU 2023-09 is effective for the fiscal year ending December 31, 2025. Early adoption is permitted and the amendments in this update should be applied on a prospective basis, though retrospective adoption is permitted. The Fund is currently evaluating the impact of this guidance on its financial statements.

24     Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as swaps, including credit default and total return swaps, and other over the counter derivative instruments or participations. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average U.S. dollar value of forward currency contracts to be delivered or received during the period ended June 30, 2024 was $925,802,000.

Interest Rate Swaps: An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized gain or loss until the payments are made, at which time they are realized.

The Fund invests in interest rate swap contracts primarily to manage interest rate risk.

For the six months ended June 30, 2024, the average month end notional amount of swap contracts was $41,556,000.

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Consolidated Statement of Assets and Liabilities Location	Value as of June 30, 2024
US$ THOUSANDS

Assets
Foreign currency contracts	Foreign currency forward contracts	$3,261
Interest rate contracts	Interest rate swap contracts	$142

Liabilities
Foreign currency contracts	Foreign currency forward contracts	$(40,580)
Interest rate contracts	Interest rate swap contracts	$(42)

2024 Semi-Annual Report     25

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the period ended June 30, 2024:

Derivatives	Consolidated Statement of Operations Location	Net Realized Loss	Net Change in Unrealized Gain (Loss)
US$ THOUSANDS

Foreign currency contracts	Foreign currency forward contracts	$(1,058)	$21,442
Interest rate contracts	Interest rate swap contracts	—	(529)
		$(1,058)	$20,913

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

	Gross Amounts	Amounts Offset in the Statement Assets and Liabilities	Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received[1]	Collateral Pledged (Received)[1]	Net Amount
US$ THOUSANDS

Assets:
Forward currency contracts.	$3,261	$—	$3,261	$—	$—	$3,261
Swap contracts	$142	$—	$142	$—	$—	$142

Liabilities:
Forward currency contracts.	$(40,580)	$—	$(40,580)	$—	$—	$(40,580)
Swap contracts	$(42)	$—	$(42)	$—	$—	$(42)

1	Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

26     Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

3. FAIR VALUE MEASUREMENTS (continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2024:

	FAIR VALUE MEASUREMENTS
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
US$ THOUSANDS

Investments accounted for at fair value:
Private investments	$—	$—	$1,825,472	$1,825,472
Public securities	—	525,372	—	525,372
Short-Term Investments	18,428	171,948	—	190,376
Total Investments at Fair Value	$18,428	$697,320	$1,825,472	$2,541,220

Other Financial Instruments (Assets)

Foreign currency forward contracts	$—	$3,261	$—	$3,261
Interest rate swaps	—	142	—	142
Total Other Financial Instruments (Assets)	$—	$3,403	$—	$3,403

Other Financial Instruments (Liabilities)

Foreign currency forward contracts	$—	$40,580	$—	$40,580
Interest Rate Swaps	—	42	—	42
Total Other Financial Instruments (Liabilities)	$—	$40,622	$—	$40,622

2024 Semi-Annual Report     27

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

3. FAIR VALUE MEASUREMENTS (continued)

The table below shows the significant unobservable valuation inputs that were used by the Adviser to fair value the Level 3 investments as of June 30, 2024.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of June 30, 2024	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
US$ THOUSANDS

Private equity Investments	$1,576,166	Income Approach	Discounted cash flow model	Discount Rate	6.5% to 20.0% (12.4%)	Decrease

				Terminal Value Multiple	2.3x to 23.5x (12.7x)	Increase

Private debt Investments	$249,306	Income Approach	Discounted cash flow model	Discount Rate	7.8% to 12.0% (9.2%)	Decrease

(1)	The impact represents the expected directional change in the fair value of Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Equity	Private Debt	Total
US$ THOUSANDS

Balance as of December 31, 2023	$1,521,539	$207,450	$1,728,989
Purchases of investments	13,786	46,307	60,093
Return of capital	(5,190)	(7,810)	(13,000)
Sales proceeds	—	—	—
Accrued discounts (premiums)	—	—	—
Realized gain (loss)	—	—	—
Net change in unrealized gain	46,031	3,359	49,390
Balance as of June 30, 2024	$1,576,166	$249,306	$1,825,472
Change in unrealized gain for Level 3 assets still held at the reporting date	$46,031	$3,359	$49,390

4. CAPITAL SHARES

The Fund currently offers its Shares on a continuous basis and was granted Multi-Class Exemptive Relief by the SEC that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

28     Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

4. CAPITAL SHARES (continued)

The Shares are continuously offered each month at an offering price equal to NAV per share (plus an applicable front-end sales load, where relevant), which is calculated: (i) as of the close of business on the last business day of each month; (ii) on each date that Shares are to be repurchased in connection with the Fund's offer to purchase Shares; and (iii) at such other times as the Board shall determine. The differences among the Shares relate to front-end sales loads and ongoing distribution and shareholder servicing fees. No front-end sales load or distribution and shareholder servicing fees are paid with respect to Class I Shares. The Class D Shares and the Class S Shares are each subject to a front-end sales load of up to 2.00% and 3.50%, respectively. Investors purchasing Class T Shares may be charged a sales load of up to 3.00% and a maximum dealer fee of 0.50% of the investment amount, for a total front-end sales load of up to 3.50%. Holders of the Shares have equal rights and privileges with each other, except with respect to front-end sales loads and certain ongoing distribution and shareholder servicing fees.

For the six months ended June 30, 2024, distribution and shareholder servicing fees totaled $834,000 for Class S Shares. Distribution and shareholder servicing fees for Class D Shares were less than $1,000 for the period from March 1, 2024 (inception date) to June 30, 2024.

At June 30, 2024, 10.56% of the shares of the Fund were owned by Brookfield and its affiliates.

Share transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2024		Period Ended December 31, 2023
	Shares	Amount	Shares	Amount
US$ THOUSANDS
Class I Shares: Inception date November 1, 2023
Shares issued in Reorganization (Note 1)	—	$—	154,864	$1,548,638
Subscriptions	51,058	517,785	2,846	28,472
Reinvestment of distributions	1,451	14,727	197	1,976
Repurchases	(28,694)	(293,677)	—	—
Net increase	23,815	$238,835	157,907	$1,579,086
Class S Shares: Inception date December 1, 2023
Subscriptions	36,972	374,687	701	7,009
Reinvestment of distributions	153	1,553	—	—
Repurchases	(5)	(51)	—	—
Net increase	37,120	$376,189	701	$7,009
Class D Shares: Inception date March 1, 2024
Subscriptions	189	1,900	—	—
Reinvestment of distributions	1	8	—	—
Net increase	190	$1,908	—	$—

5. REPURCHASES

The Fund intends, but is not obligated, to conduct quarterly tender offers of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. Any repurchase of Shares from a stockholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the NAV (measured as of the repurchase date) of any Shares repurchased by the Fund. If an Early Repurchase Fee is charged to a stockholder, the amount of such fee will be retained by the Fund. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the independent directors, that such suspension, postponement or termination is advisable for the Fund and its stockholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Stockholders may withdraw their written tenders after the expiration of 40 business days from the commencement of the offer if the Board provides consent and the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to stockholders, less any applicable Early Repurchase Fee, within 5 business days after the applicable expiration date in all instances.

2024 Semi-Annual Report     29

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

5. REPURCHASES (continued)

During the six months ended June 30, 2024, the fund completed two quarterly tender offers which commenced on February 23, 2024 and May 29, 2024. The results of the tender offers were as follows:

Commencement Date	February 23, 2024
Repurchase Request Deadline	March 22, 2024
Repurchase Pricing Date	March 28, 2024
Dollar Amount Repurchased	$55,935,000
Shares Repurchased	5,500,000

Commencement Date	May 29, 2024
Repurchase Request Deadline	June 27, 2024
Repurchase Pricing Date	June 28, 2024
Dollar Amount Repurchased	$237,793,000
Shares Repurchased	23,199,000

Brookfield and its affiliates participated in each tender offer and tendered a total of 28,678,000 shares for total proceeds of $293,510,000 of which $237,575,000 was settled in July.

6. DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income to common stockholders in the form of distributions. Under normal market conditions, the Fund intends to declare and pay distributions monthly to common stockholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to common stockholders no less frequently than annually, although net short-term capital gains may be paid more frequently. However, the Fund cannot guarantee that it will make distributions and the amount of distributions that the Fund may pay, if any, is uncertain.

The Fund intends to pay common stockholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Fund’s Shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to pay monthly distributions, it may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

30	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

6. DISTRIBUTIONS (continued)

A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser’s website at https://www.brookfieldoaktree.com/fund/brookfield-infrastructure-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Fund and the Adviser have entered into the Advisory Agreement pursuant to which the Adviser is entitled to receive a base management fee and an incentive fee.

The base management fee (the “Management Fee”) is accrued monthly and payable quarterly in arrears at the annual rate of 1.25% of the value of the Fund’s net assets before any management and incentive fees, which is calculated as of the close of business on the last business day of each month.

The incentive fee (the “Incentive Fee”) is accrued monthly and payable annually in arrears at an amount equal to 12.5% of the Fund Income for the applicable year. The Fund looks through any total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee.

“Fund Income” means (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees). The distributions received by the Fund from the Fund’s private portfolio investments, including the distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities, are treated as cash from operations (or income) received by the Fund without regard to the tax characteristics (e.g., income vs. return of capital) of the distributions received. The annual payment of the Incentive Fee will reflect all such distributions received by the Fund, except returns of invested capital that are not derived from the operations of the issuer based on a review by the Fund’s portfolio management team of the issuer’s financial statements and results from business operations.

Fund Income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), through April 30, 2025, the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to April 30, 2025 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) distribution and shareholder servicing fees, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/ interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

The amount of expenses reimbursed and available to be recouped before expiration on October 31, 2026 is $14,260,000. For the six months ended June 30, 2024, the Adviser recouped previously waived eligible expenses of $2,833,000 and $1,195,000 related to organizational costs and income taxes, respectively.

2024 Semi-Annual Report	31

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

7.  INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES (continued)

The Adviser has entered into an investment sub-advisory agreement with Brookfield Public Securities Group LLC (PSG, or the “Sub-Adviser”), a Delaware limited liability company and a registered investment adviser under the Advisers Act. The Sub-Adviser is an indirect wholly-owned subsidiary of BAM ULC. In addition to the Fund, the Sub-Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Sub-Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. PSG also serves as the Fund’s administrator (the “Administrator”) and accounting agent pursuant to an administration agreement. The Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the administration agreement, PSG receives an annual fee from the Fund equal to 0.03% of the Fund's net asset value.

J.P. Morgan Chase Bank, N.A. (in such capacity, the “Sub-Administrator”) will provide certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator will provide certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports.

The Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator or the Adviser.

8. PURCHASES AND SALES OF INVESTMENTS

During the six months ended June 30, 2024, purchases and sales of investments excluding short-term securities were $446,473,000 and $162,088,000, respectively. During this period, there were no purchases and sales of long-term U.S. Government securities. A change in the securities held by the Fund is known as “portfolio turnover.” Portfolio turnover is calculated by dividing the lesser of the Fund's sales or purchases of portfolio securities by the average net asset value of the Fund during the period. A high portfolio turnover rate results in correspondingly higher transaction costs than a lower rate. A higher turnover rate may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. During the six months ended June 30, 2024, the portfolio turnover rate was 7.74% and comprised entirely of turnover within our public securities portfolio.

9. BORROWINGS

Credit facility: The Predecessor Fund established a line of credit with Mizuho Bank, Ltd. on April 19, 2023. This facility was transferred to the Fund as part of the Reorganization that occurred on October 31, 2023. The Fund pays interest in the amount of SOFR plus 2.65% on the amount borrowed; 0.30% on the amount unused if the aggregate outstanding amount of the loan is less than 50% of the commitment and 0.25% on the amount unused if otherwise. The Fund incurred commitment fees of $197,000 during the six months ended June 30, 2024.

During the six months ended June 30, 2024, the Fund borrowed an additional $4,000,000 and subsequently repaid the total outstanding amount on the facility of $101,902,000, including accrued interest of $789,000. During the period, the Fund utilized the credit facility for 13 days and had an average daily loan balance of $26,593,000 at a weighted average borrowing cost of 8.11%.

32	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

9. BORROWINGS (continued)

During the six months ended June 30, 2024,the Fund amortized $314,000 in deferred financing costs which is included in interest expense and other financing costs on the Consolidated Statement of Operations. As of June 30, 2024, the Fund had $504,000 in unamortized deferred financing costs reported on Consolidated Statement of Assets and Liabilities. The remaining portion is being amortized over the life of the agreement which matures on April 18, 2025.

In addition, as of June 30, 2024, $72,696,000 of the credit facility was committed for letters of credit in conjunction with our investments in Canadian Wind Portfolio (Ontario Wind), U.S. Hydro (Smoky Mountain), North American Residential Infrastructure (Enercare) and U.S. Semiconductor Foundry (Intel Partnership).

Reverse Repurchase Agreements: In a reverse repurchase agreement, the Fund delivers a security to a financial institution, the counterparty, in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The Fund will segregate assets delivered as collateral under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

During the six months ended June 30, 2024, the Fund settled all outstanding reverse repurchase positions totaling$84,537,000. During the period, the Fund utilized reverse repurchase agreements for 77 days and had an average daily balance of positions outstanding of $62,481,000 at a weighted average interest rate of 6.39%. Interest expense amounted to $840,000.

Related party: On December 8, 2023, the Fund established a $300 million loan facility with BII BIG Holdings L.P., an indirect wholly-owned subsidiary of BAM ULC. Each loan advanced under the facility incurs interest at a rate of 8% per annum and is repayable no later than two years following the date of advance. During the six months ended June 30, 2024, the Fund converted $25,000,000 of the $174,000,000 brought forward balance to equity and repaid the residual balance in cash, including interest of $1,324,000. As of June 30, 2024, the Fund did not have a balance outstanding on the facility.

10. FEDERAL INCOME TAX INFORMATION

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gain, if any, for the taxable year to its shareholders. Therefore, no associated federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis. Income taxes recognized relate to the amount of taxes payable by the Fund’s corporate subsidiaries and the deferred tax assets and liabilities of such subsidiaries.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof.

2024 Semi-Annual Report	33

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

10. FEDERAL INCOME TAX INFORMATION (continued)

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2024, the open taxable year consisted of the period from November 1, 2023 (commencement of operations), to December 31, 2023. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s income tax provision consists of the following:

US$ THOUSANDS	For the Six Months Ended June 30, 2024
Current tax expense:
Federal	$301
State	57
Foreign	986
Total current tax expense	$1,344
Deferred tax expense
Federal	$826
State	164
Foreign	3,168
Total deferred tax expense	$4,158
Total estimated provisions for income taxes	$5,502

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2024 was as follows:

Cost of investments	Gross Unrealized gain	Gross Unrealized loss	Net Unrealized gain
US$ THOUSANDS
$2,230,214	$141,553	$(49,481)	$92,072

At December 31, 2023, the Fund's most recently completed tax year-end, the tax character of distributions paid were as follows:

US$ THOUSANDS	Period Ended December 31, 2023
Ordinary income	$9,371
Return of capital	2,817
Total	$12,188

The Fund deferred, on a tax basis, late year ordinary losses of $28,354,000 and post-October capital losses of $22,000. The Fund had no capital loss carryforwards as at December 31, 2023.

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ in amount, timing, and character from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, partnership income/expense and nondeductible expenses. Permanent book and tax differences, if any, will result in reclassifications among the components of the Fund's net assets. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

34	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Notes to Consolidated Financial Statements (Unaudited) (continued)

June 30, 2024

11. INVESTMENTS IN AFFILIATED ISSUERS

The table below reflects transactions during the period with entities that are affiliates as of June 30, 2024.

	Opening Value	Purchases, net of returns of capital	Sales	Unrealized Gain (Loss)	End Value	Dividend and Distributions Income[1]
US$ THOUSANDS

Australian Utility (AusNet Services)	$99,067	$—	$—	$2,602	$101,669	$47
Canadian Midstream (Inter Pipeline)	173,858	—	—	2,345	176,203	—
Canadian Wind Portfolio (Ontario Wind)	113,599	—	—	1,621	115,220	363
Colombian Renewable Power (Isagen)	100,977	—	—	550	101,527	3,178
European Telecom Towers (GD Towers)	95,644	1,275	—	677	97,596	1,592
Global Container Network (Triton International)	93,811	—	—	3,153	96,964	4,241
North American Residential Infrastructure (Enercare)	124,458	4,770	—	3,616	132,844	350
North American Residential Infrastructure (Homeserve)	96,484	(4,508)	—	7,778	99,754	—
Nuclear Services (Westinghouse)	117,836	—	—	18,157	135,993	—
Terraform Renewable Power (TERP)	197,610	—	—	(298)	197,312	6,216
U.K. Renewables (OnPath)	18,680	(541)	—	1,168	19,307	—
U.K. Utility (SGN)	53,945	—	—	2,167	56,112	53
U.S. Hydro (Smoky Mountain)	141,351	—	—	603	141,954	6,849
U.S. Semiconductor Foundry (Intel Partnership)	—	—	—	—	—	—
U.S. Utility (FirstEnergy Transmission)	56,974	—	—	1,245	58,219	37
BII BID Aggregator A L.P.	114,729	46,307	—	2,594	163,630	4,105
BII BID Aggregator B L.P.	92,721	(7,810)	—	765	85,676	3,556
	$1,691,744	$39,493	$—	$48,743	$1,779,980	$30,587

1	Dividend and distributions income is shown gross of foreign withholding taxes.

12. INDEMNIFICATIONS, COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

13. SUBSEQUENT EVENTS

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2024 Semi-Annual Report	35

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.
Proxy Results (Unaudited)

The shareholders of the Brookfield Infrastructure Income Fund Inc. voted on the following proposal at a special meeting of stockholders held on Thursday, June 20, 2024, at 8:15 a.m., Eastern Time. The description of the proposal and number of shares voted are as follows:

		Shares Voted for	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund’s Board of Directors Betty A. Whelchel, as an Independent Director Nominee	153,085,873	816,467	341,201
2.	To elect to the Fund's Board of Directors Brian F. Hurley, as an Interested Director Nominee	153,085,873	816,467	341,201

36	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “DRIP,” or the “Plan”) that provides that, unless stockholders elect to receive their distributions in cash, they will be automatically reinvested by SS&C GIDS, Inc. (in such capacity, the “Plan Administrator”), in additional Shares. If stockholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator.

The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

Shares received under the Plan will be issued to stockholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Stockholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information stockholders may need for tax records. Any proxy stockholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered stockholders with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

2024 Semi-Annual Report	37

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

●	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

●	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

●	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

●	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

●	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

●	Other organizations, with your consent or as directed by you; and

●	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

38	Brookfield

CORPORATE INFORMATION

Investment Adviser

Brookfield Asset Management Private Institutional
Capital Adviser (Canada), L.P

181 Bay Street, Suite 330
Toronto, ON M5J 2T3
www.brookfield.com

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

225 Liberty Street, 35th Floor
New York, New York 10281-1023
www.brookfield.com

Please direct your inquiries to:

Investor Relations
Phone: 1-855-777-8001

E-mail: info@brookfieldoaktree.com

Transfer Agent

Shareholder inquiries relating to distributions, address
changes and shareholder account information should
be directed to the Fund’s transfer agent:

SS&C Global Investor & Distribution Solutions, Inc
430 W 7th Street, Suite 219204

Kansas City, Missouri 64105-1407
1-844-915-0238

Fund Accounting Agent and Custodian

J.P. Morgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Sub-Advisor

Brookfield Public Securities Group LLC
Brookfield Place

225 Liberty Street, 35th Floor
New York, New York 10281-1023
www.brookfield.com

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP
200 Park Avenue

New York, New York 10166

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Directors of the Fund
Edward A. Kuczmarski
William H. Wright II
Heather S. Goldman
Stuart A. McFarland
Brian.F.Hurley

Officers of the Fund

Chloe Berry
Brian F. Hurley

Casey P. Tushaus
Craig A. Ruckman
Adam R. Sachs
Mohamed S. Rasul

Chair of Board of Directors
Chair of Audit Committee

Chair of Governance Committee
Director

Director (Interested)

President
Secretary
Treasurer
Assistant Secretary

Chief Compliance Officer
Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

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(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable.

(b)	Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant's securities are listed. Not Applicable.

(3)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4)	Any written solicitation to purchase securities under Rule 23c_1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	Change in the registrant's independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Infrastructure Income Fund Inc.

By (Signature and Title)*	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	September 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	September 3, 2024

By (Signature and Title)*	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer

Date	September 3, 2024

*	Print the name and title of each signing officer under his or her signature.